SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 5, 2006

                                 B&D Food, Corp.
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             (Exact name of Registrant as specified in its Charter)

              Delaware                  000-21247              51-0373976
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)

575 Madison Avenue, Suite 1006, New York, New York            10027-2511
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(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 937-8456
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                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) On March 5, 2006, Valquiria Cunha notified B&D Food Corp. (the "Company") of her resignation, effective immediately, from the Company's Board of Directors.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             B&D FOOD, CORP.

Date: March 9, 2006                          By:   /s/ Yaron Arbell
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                                             Name:     Yaron Arbell
                                             Title:    Chief Executive Officer